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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 12, 1999

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            VENUS EXPLORATION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   STATE OF DELAWARE                   0-14334                   13-3299127
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)         (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



           1250 NE LOOP 410
              SUITE 1000
          SAN ANTONIO, TEXAS                               78209
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (210) 930-4900




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

As previously disclosed in its Current Reports on Form 8-K dated January 27, 1999 (as amended), and February 12, 1999, respectively, on January 27, 1999 Venus Exploration, Inc. completed the sale of its oil and gas properties in the State of West Virginia and on February 12, 1999, Venus Exploration, Inc., completed the sale of its interest in the H.E. White Unit in Freestone County, Texas. The properties included interests in 61 existing wells, one well in process of being completed, and a pipeline system that serviced many of the wells in West Virginia. Venus Exploration, Inc. also sold its interest in a limited partnership that owned property rights in oil and gas wells in West Virginia.

         (a) Financial statements of businesses acquired

             Not applicable.

         (b) Pro forma financial information (Unaudited)


       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             DISPOSITION OF WEST VIRGINIA AND H.E. WHITE PROPERTIES

                        VENUS EXPLORATION, INC
                 FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                       Pro Forma Adjustments
                                                                    Disposition of Properties
                                                                    -------------------------
                                                      Historical          West        H.E. White
                                                         Venus          Virginia         Unit          Pro Forma
                                                      -----------      ----------     ----------      -----------

 Oil and gas sales................................... $ 2,804,749      $ (365,381)     $ (65,901)     $ 2,373,467

 Costs of Operations:
      Production expense.............................   1,609,733        (184,009)       (33,489)       1,392,235
      Exploration expenses, including dry holes......   1,261,557                                       1,261,557
      Impairment of oil and gas properties...........   3,543,152        (373,652)                      3,169,500
      Depreciation, depletion and amortization.......   1,774,999        (140,308)       (24,011)       1,610,680
      General and administrative.....................   3,174,156                                       3,174,156
                                                      -----------      ----------      ---------      -----------
      Total expenses.................................  11,363,597        (697,969)       (57,500)      10,608,128
                                                      -----------      ----------      ---------      -----------
      Operating profit (loss)........................  (8,558,848)        332,588         (8,401)      (8,234,661)
 Other income (expense):
      Interest expense...............................    (568,085)                                       (568,085)
      Gain on sale of assets.........................      30,007                                          30,007
      Interest and other income......................      32,502                                          32,502
                                                      -----------                                     -----------
                                                         (505,576)                                       (505,576)
                                                      -----------                                     -----------
      Net loss before extraordinary item.............  (9,064,424)        332,588         (8,401)      (8,740,237)
                                                      -----------                                     -----------
 Loss on early extinguishment of debt................    (345,905)                                       (345,905)
                                                      -----------      ----------      ---------      -----------
      Net loss....................................... $(9,410,329)     $  332,588      $  (8,401)     $(9,086,142)
                                                      ===========      ==========      =========      ===========

 Average shares outstanding..........................   9,022,180                                       9,022,180
 Earnings (loss) per share:
      Basic before extraordinary item................ $     (1.04)                                    $     (1.01)
      Basic.......................................... $     (1.04)                                    $     (1.01)
      Diluted........................................ $     (1.04)                                    $     (1.01)



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                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
             DISPOSITION OF WEST VIRGINIA AND H.E. WHITE PROPERTIES

                             VENUS EXPLORATION, INC
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                               Pro Forma Adjustments
                                                                            Disposition of Properties
                                                                            -------------------------
                                                                                West        H.E. White
                                                                Venus         Virginia          Unit           Pro Forma
                                                             ------------    ------------     ----------      -----------
 ASSETS
      CURRENT ASSETS
      Cash and equivalents.................................. $    125,832    $    (25,184)    $  324,391      $   425,039
      Trade accounts receivable and other...................      491,994                                         491,994
      TOTAL CURRENT ASSETS..................................      617,826         (25,184)       324,391          917,033

      OIL AND GAS PROPERTIES AND EQUIPMENT,
        net (successful efforts method), at cost............    6,398,690      (1,134,445)      (570,109)       4,694,136

      OTHER PROPERTY AND EQUIPMENT, net, at cost............      238,598                                         238,598

      DEFERRED FINANCING COSTS, at cost less
        accumulated amortization............................       19,226                                          19,226

      OTHER ASSETS, at cost less accumulated amortization...      121,574                                         121,574
                                                             ------------    ------------     ----------      -----------
      TOTAL ASSETS.......................................... $  7,395,914    $ (1,159,629)    $ (245,718)     $ 5,990,567
                                                             ============    ============     ==========      ===========

 LIABILITIES AND STOCKHOLDERS' EQUITY
      CURRENT LIABILITIES
      Trade accounts payable................................ $  1,268,743    $   (159,629)    $ (175,609)     $   933,505
      Other liabilities.....................................      433,555                                         433,555
      Current maturities of long-term debt, including
        long-term debt reclassified as current..............    5,540,000      (1,000,000)      (650,000)       3,890,000
                                                             ------------    ------------     ----------      -----------
      TOTAL CURRENT LIABILITIES.............................    7,242,298      (1,159,629)      (825,609)       5,257,060

      LONG-TERM DEBT........................................           --                                              --
      OTHER LONG-TERM LIABILITIES...........................       22,591                                          22,591
                                                             ------------    ------------     ----------      -----------
      TOTAL LIABILITIES.....................................    7,264,889      (1,159,629)      (825,609)       5,279,651

      STOCKHOLDERS' EQUITY
      Common stock..........................................      109,713                                         109,713
      Additional paid-in capital............................   17,209,042                                      17,209,042
      Retained earnings (deficit)...........................  (16,943,980)                       579,891      (16,364,089)
      Unearned compensation -- restricted stock.............     (243,750)                                       (243,750)
                                                             ------------                     ----------      -----------
      TOTAL STOCKHOLDERS' EQUITY............................      131,025                        579,891          710,916
                                                             ------------    ------------     ----------      -----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY............ $  7,395,914    $ (1,159,629)    $ (245,718)     $ 5,990,567
                                                             ============    ============     ==========      ===========


                            VENUS EXPLORATION, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 1998


1.       BASIS OF PRESENTATION

         The Unaudited Pro Forma December 31, 1998 Consolidated Balance Sheet is presented assuming the sale of the properties occurred on December 31, 1998. The Unaudited Pro Forma Consolidated Statements of Operations for the year-ended December 31, 1998 is presented as if the sale of the properties occurred in the prior period. The Unaudited Pro Forma Consolidated Financial Statements

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may not necessarily be indicative of the results which would actually have occurred if the sale of the properties had been in effect of the date or for the periods indicated.

2.       PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

         The pro forma adjustments to the Unaudited Pro Forma Consolidated Statements of Operations reflect the following:

         (a) DEPRECIATION, DEPLETION AND AMORTIZATION - The adjustment reflects the pro forma depreciation, depletion and amortization expense based on the use of adjusted capitalized costs and proved reserves.

         (b) INCOME TAXES - No adjustments to income tax expense or benefit has been reflected in the unaudited pro forma statements of operations due to the net operating losses and the uncertainty of realizing deferred tax benefits.

         (c) EARNINGS (LOSS) PER SHARE - The weighted average number of shares of Common Stock outstanding is based on the number of shares outstanding. Options and warrants outstanding are not reflected in the pro forma earnings
(loss) per share calculations because they would be anti-dilutive.

3.       PRO FORMA ADJUSTMENTS - BALANCE SHEET

         The pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet reflect the following:

         (a) NET OIL AND GAS PROPERTIES - The adjustment to Net Oil and Gas Properties reflects the net book value of the properties sold.

         (b) TRADE ACCOUNTS PAYABLE - The adjustments to Trade Accounts

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Payable reflect payments of accrued revenue payables and trade payables attributable to the properties sold.

         (c) CURRENT MATURITIES OF LONG-TERM DEBT, INCLUDING LONG-TERM DEBT RECLASSIFIED AS CURRENT - The adjustments to current maturities of long-term debt, including long-term debt reclassified as current reflect the paydown of the debt that actually occurred when the properties were sold.

         (d) RETAINED EARNINGS (DEFICIT) - The adjustment to Retained Earnings (Deficit) reflects the effect on the accumulated deficit of the sale of the properties.

         (c) Exhibits.

             2.1 Letter Agreement, dated February 4, 1999, between Venus Exploration, Inc. and Petroleum Development Corporation, previously filed under this Current
                         Report on Form 8-K.


             2.2 Amendment to Letter Agreement, dated February 4, 1999, between Venus Exploration, Inc. and Petroleum Development Corporation, previously filed under this Current Report on Form 8-K.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VENUS EXPLORATION, INC.


                                       By: /s/ PATRICK A. GARCIA
                                          --------------------------------------
                                          Name: Patrick A. Garcia
                                          Title: Chief Financial Officer

Dated: April 13, 1999

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